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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ___________________________


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 10, 2002
                     --------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                            ONYX SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Washington                    0-25361                  91-1629814
-----------------------------  ------------------------     --------------------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
     of Incorporation)                                       Identification No.)



       3180-139/th/ Avenue SE, Suite 500, Bellevue, Washington 98005-4091
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             (Address of Principal Executive Offices) (Zip Code)


                                 (425) 451-8060
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

        On January 10, 2002, Onyx Software Corporation, a Washington corporation, announced preliminary financial results for the quarter ended December 31, 2001. A copy of the press release dated January 10, 2002 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits

(c)     Exhibits

99.1    Press Release of Onyx Software Corporation dated January 10, 2002


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ONYX SOFTWARE CORPORATION

Dated: January 17, 2002                           By: /s/ Brian C. Henry
                                                      --------------------------
                                                          Executive Vice
                                                          President and Chief
                                                          Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
          99.1      Press Release of Onyx Software Corporation dated January 10,
                    2002